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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the reference to our firm under the captions "Experts" and "Selected Financial Information" and to the use of our report dated May 13,
1994, in the Registration Statement (Form S-1 No. 333-          ) and related
Prospectus, of Film Roman, Inc. for the registration of 3,785,000 shares of its common stock.

TANNER, MAINSTAIN & HOFFER

Los Angeles, California
May 16, 1996